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                                                                    EXHIBIT 99.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

     Pursuant to 18 U.S.C.ss.1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned chief financial officer of DT Industries, Inc. (the "Company") hereby certifies that:

     (i) the accompanying Annual Report on Form 10-K of the Company for the fiscal year ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

     (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: October 4, 2002               /s/ JOHN M. CASPER
                                     ----------------------------------
                                     John M. Casper
                                     Chief Financial Officer